UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of Earliest Event Reported) – July 25, 2006

Platinum Underwriters Holdings, Ltd.
(Exact name of registrant as specified in its charter)

Bermuda	001-31341	98-0416483
(State or other jurisdiction of	(Commission File Number)	(IRS Employer Identification No.)
incorporation or organization)

The Belvedere Building		HM 08
69 Pitts Bay Road		(Zip Code)
Pembroke, Bermuda
(Address of principal executive offices)
(441) 295-7195
(Registrant’s telephone number, including area code)
N/A
(Former name or address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement
Item 2.02. Results of Operations and Financial Condition
Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers
Item 9.01. Financial Statements and Exhibits
SIGNATURE
Exhibit Index
EX-10.1: SHARE UNIT PLAN FOR NONEMPLOYEE DIRECTORS
EX-10.2: LETTER AGREEMENT
EX-99.1: PRESS RELEASE
EX-99.2: FINANCIAL SUPPLEMENT

Item 1.01. Entry into a Material Definitive Agreement.
     1. On July 25, 2006, the Board of Directors of Platinum Underwriters Holdings, Ltd. (the “Company”) amended the Company’s Share Unit Plan for Nonemployee Directors to provide for the payment of accumulated dividends upon vesting in cash rather than in fractional share units. A copy of the amended Share Unit Plan for Nonemployee Directors is filed herewith as Exhibit 10.1.
     2. On July 25, 2006, Platinum Underwriters Reinsurance, Inc. (“Platinum US”), a subsidiary of the Company, amended and restated its letter agreement with H. Elizabeth Mitchell to reflect Ms. Mitchell’s title as President of Platinum US, a position she has held since August 1, 2005. This letter agreement supersedes the letter agreements between Ms. Mitchell and Platinum US dated October 14, 2002 and June 24, 2004 and is filed herewith as Exhibit 10.2.
     3. On July 25, 2006, the Company’s Board of Directors increased by 60% the housing allowances for eight of the Company’s US expatriate employees working in Bermuda, including Michael D. Price, Michael E. Lombardozzi, Joseph A. Fisher and Robert D. Porter. Such increases are effective January 1, 2006 and were prompted by the passage of new US tax legislation impacting US expatriate employees.
Item 2.02. Results of Operations and Financial Condition.
     On July 25, 2006, the Company issued a press release reporting its financial results as of and for the quarter ended June 30, 2006. A copy of the press release and the financial supplement thereto are furnished herewith as Exhibits 99.1 and 99.2, respectively. The information hereunder is not deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, is not otherwise subject to the liabilities of that section and is not incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except as shall be expressly set forth by specific reference in such a filing.
Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.
     (c) On July 25, 2006, the Company’s Board of Directors appointed James A. Krantz as the Company’s Chief Accounting Officer effective August 1, 2006. Mr. Krantz, 46, has served as the Chief Financial Officer of Platinum US since March 2003. From January 2001 to November 2001, Mr. Krantz was the Chief Financial Officer of three primary insurance subsidiaries of Swiss Reinsurance America Corporation.

Item 9.01. Financial Statements and Exhibits.
(d) Exhibits.

Exhibit 10.1	Share Unit Plan for Nonemployee Directors

Exhibit 10.2	Letter Agreement dated July 25, 2006 between H. Elizabeth Mitchell and Platinum US

Exhibit 99.1	Press release dated July 25, 2006

Exhibit 99.2	Financial Supplement

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, Platinum Underwriters Holdings, Ltd. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PLATINUM UNDERWRITERS HOLDINGS, LTD.

By:	/s/ Michael E. Lombardozzi Michael E. Lombardozzi
Executive Vice President, General
Counsel and Chief Administrative Officer
Date: July 26, 2006

Exhibit Index

Exhibit
Number	Description

Exhibit 10.1	Share Unit Plan for Nonemployee Directors

Exhibit 10.2	Letter Agreement dated July 25, 2006 between H. Elizabeth Mitchell and Platinum US

Exhibit 99.1	Press release dated July 25, 2006

Exhibit 99.2	Financial Supplement